SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2000

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

   State of New Jersey               1-9120                      22-2625848
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  973-430-7000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

                      State of New Jersey 1-973 22-1212800
            (State or other (Commission File Number) (I.R.S. Employer
                       jurisdiction of Identification No.)
                                 incorporation)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  973-430-7000

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission in the Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000 of Public Service Electric and Gas Company (PSE&G) and its parent, Public Service Enterprise Group Incorporated
(PSEG).


Transfer of Electric Generation Related Assets from PSE&G to PSEG Power LLC

Reference is made to the press release of PSEG dated August 21, 2000 a copy of which is attached hereto as Exhibit 99, announcing the transfer of PSE&G's electric generation assets to PSEG Power LLC.


Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit Designation           Nature of Exhibit

     99                       Press Release dated August 21, 2000

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)




                              By: R. EDWIN SELOVER

           ----------------------------------------------------------

                                R. Edwin Selover
                       Vice President and General Counsel
                  Public Service Enterprise Group Incorporated


                    Senior Vice President and General Counsel
                     Public Service Electric and Gas Company



Date:  August 21, 2000